UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2021

9 Meters Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	NMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.
9 Meters Biopharma, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 22, 2021. At the meeting, the Company’s stockholders approved an amendment to the 9 Meters Biopharma, Inc. Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of shares of capital stock authorized for issuance from 360,000,000 to 560,000,000, and to increase the total number of authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 350,000,000 to 550,000,000 (the “Charter Share Issuance Amendment”).

The Charter Share Issuance Amendment became effective upon filing a Certificate of Amendment to the Charter with the Delaware Secretary of State on June 22, 2021. A copy of the Certificate of Amendment to the Charter reflecting the foregoing amendment filed with the Secretary of State of the State of Delaware is attached hereto as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 annual meeting of stockholders on June 22, 2021.

As of May 4, 2021, the record date for the annual meeting, there were 251,329,896 shares of common stock issued and outstanding.

At the Meeting, the stockholders approved the following three proposals and cast their votes as follows:

1. To elect one Class III director to serve a three-year term expiring at the 2024 annual meeting of stockholders and until such director’s successor is elected and qualified, or until his earlier death, resignation, or removal, based on the following votes:

Director:	Votes For	Votes Withheld	Broker Non-Votes
Mark Sirgo	99,884,288	5,392,286	57,784,618

    2. To approve the Charter Share Issuance Amendment:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
140,897,740	20,453,537	1,709,915	--

3. To ratify the selection of Mayer Hoffman McCann, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
159,449,163	1,807,543	1,804,486	--

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 3.1	Amendment to the 9 Meters Biopharma, Inc. Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9 Meters Biopharma, Inc.

Date: June 23, 2021	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer